SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒  Preliminary Information Statement

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☐ Definitive Information Statement

GEO POINT TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

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Contact Person:

Leonard W. Burningham, Esq.

Suite 205, 455 East 500 South Street

Salt Lake City, Utah 84111

Tel: 801-363-7411; Fax: 801-355-7126

GEO POINT TECHNOLOGIES, INC.

2319 Foothill Drive, Suite 160

Salt Lake City, Utah  84109

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished by Geo Point Technologies, Inc., a Utah corporation (the “Company,” “we”, “our,” “us” or words of similar import) to our stockholders regarding (i) our formation of a wholly-owned Nevada subsidiary on June 13, 2012 (“Geo Point Resources, Inc. [“Geo Point Nevada”]), and into which we simultaneously authorized the conveyance of the segment of our business comprising all of our Environmental and Engineering Divisions’ assets, business, operations, rights or otherwise, along with our “Hydrocarbon Identification Technology” (“HI Technology”) License Agreement from William C. Lachmar dated January 31, 2008 (the “License Agreement”), subject to the assumption of all related liabilities and the indemnification of us from any such liabilities by Geo Point Nevada; and (ii) the approval by our Board of Directors on June 13, 2012, of a stock dividend that will result in a spin-off (the “Spin-Off”) of all of our Geo Point Nevada common stock to our stockholders, pro rata, on the record date (the “Record Date”)(the “Board Resolutions”).  We will retain and focus our efforts on our oil refining operations in Karatau, Kazakhstan.

Mr. Lachmar currently serves as the Manager of our Environmental and Engineering Divisions, and was elected as the sole director, the President and Treasurer of Geo Point Nevada, with Jeffrey R. Brimhall, one of our directors and our Secretary, being elected as the Secretary.

No stockholder approval was required of the Board Resolutions, and we are not soliciting your vote, approval or proxy regarding the Board Resolutions.

Our Board of Directors cited the following business purposes that would be accomplished by the Board Resolutions and the stock dividend resulting in the Spin-Off:

(i)

to protect the Company’s Kazakhstan oil refining operations from exposure to potential lawsuits and claims against the Environmental and Engineering Divisions under the U.S. environmental regulatory laws, rules and regulations, violations of which can sometimes result in extreme liability for damages or fines, and clients of these Divisions may have greater incentive to seek recovery from us and our Kazakhstan operations;

(ii)

to allow the respective management of the Environmental and Engineering Divisions and our Kazakhstan operations to focus on their separate enterprises, rather than the combined operations of these businesses;

(iii)

to facilitate each of the respective entities’ abilities to grow and attract funding on their own merits without the complication of explaining unrelated operations, when potential investors in environmental remediation are not necessarily interested in oil refining operations in Kazakhstan and similarly, potential investors in the oil trading and refining business in Kazakhstan may not like the uncertainty associated with an environmental remediation firm in the U.S; and

(iv)

to reduce the logistics associated with managing two separate and distinct businesses that are so geographically distant.

APPROXIMATE DATE OF MAILING:   July 10. 2012

Additional information regarding the Board Resolutions, the stock dividend resulting in the Spin-Off, Geo Point Nevada and the Company is set forth below.

THE SPIN-OFF

The Spin-off of Geo Point Nevada

The Spin-Off will be pro rata, effected through a stock dividend, based on a one (1) for one (1) ratio of the only class of outstanding securities of the Company, common stock, amounting to 30,065,000 shares; no change in this number of our outstanding shares is expected to occur prior to the Record Date.

The Record Date for the stock dividend is the close of business on July 23, 2012.

Each stockholder at the close of business on the Record Date will receive one (1) share of Geo Point Nevada common stock for every one (1) share of the Company held.

The shares comprising the stock dividend of Geo Point Nevada common stock will constitute “restricted securities,” which will be held in a “book-entry” share transfer and registration system.  Instead of receiving physical stock certificates, stockholders on the Record Date who currently hold stock certificates representing shares of our common stock will receive, for every share of common stock of the Company held, one (1) share of Geo Point Nevada common stock credited to the book-entry accounts established for them by Geo Point Nevada’s transfer and registrar agent, Interwest Transfer Co. Inc. (“Interwest Transfer Company”), whose address and telephone numbers are, respectively: 1981 East Murray-Holladay Road, Salt Lake City, Utah 85117; and 801-272-9294.

The Spin-Off will occur on the Record Date, simultaneous with the mailing of this Information Statement to our stockholders.

On the Spin-Off, there will be no public market for the Geo Point Nevada shares.

Following the Spin-Off, our transfer agent will mail an account statement to each registered stockholder stating the number of shares of Geo Point Nevada common stock credited to such stockholder’s account, indicating that the Geo Point Nevada shares are restricted securities and that the stockholders may request their shares of Geo Point Nevada common stock be delivered to them in stock certificate form at a cost to each such stockholder of $125 per stock certificate.  This is the customary fee billed by Interwest Transfer Company for the issuance of stock certificates for restricted securities.

As soon as is reasonably practicable, but estimated to be not more than 60 days from the Spin-Off, Geo Point Nevada, at its sole cost and expense, intends to file a registration statement to register the Geo Point Nevada shares under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 10 of the United States Securities and Exchange Commission (the “SEC”); or under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-1 of the SEC, together with a resale prospectus; and to file any such registration statement with any state that Geo Point Nevada believes requires any such filing, for the resale of the stock dividend by its stockholders who receive the stock dividend in the Spin-Off.

On or after the effective date of any such registration statement, Interwest Transfer Company will again mail an account statement to each registered stockholder stating the number of shares of Geo Point Nevada common stock credited to such stockholder’s account and indicating that the stockholders may request their shares of Geo Point Nevada common stock be delivered to them in stock certificate form or to a registered broker-dealer or other nominee for their account, at no cost to them.  For stockholders whose shares of common stock of the Company are deposited with a broker-dealer or other nominee, their shares will be credited to their account by such broker-dealer or such other nominee.  If a Form 10 registration statement is filed and becomes effective, public resales by “affiliates,” if there is a public market for such shares (see the subheading “Market for Common Stock” of the heading “Geo Point Nevada” below), will be subject to resale under SEC Rule 144, commencing no earlier than 90 days after the effective date of the Form 10 registration statement, a date that has been determined by the SEC to be when an issuer has satisfied the “current public information” requirements of Rule 144(c)(1), assuming the issuer and the selling stockholder otherwise fulfill all other requirements of Rule 144, excepting the “holding period” under Rule 144.  The holding period is not applicable to shares received in the Spin-Off where Geo Point Nevada was formed by the Company, assuming the Spin-Off provides for (i) no consideration for the Spin-Off shares; (ii) the Spin-Off is pro rata to the Company’s stockholders; (iii) the Company provides adequate information about the Spin-Off as contained in this Information Statement; and (iv) the Company’s reasons for effecting the Spin-Off are for valid business purposes.  A Form 10 registration statement becomes effective automatically on the 60th day (excluding weekends and holidays) from its filing, assuming it is not withdrawn.  Regardless, stock certificates representing shares held by affiliates will be imprinted with a “control” legend to ensure that they are subject to resale under Rule 144.  All non-affiliates share stock certificates will be issued without any legend that would prohibit their sale, hypothecation or other disposition on the effective date of the Form 10 registration statement.

If an S-1 registration statement is filed and becomes effective, public resales of the shares can be made by a delivery of the resale prospectus by the selling stockholders to the purchasers, assuming there is a public market for the shares.  Share stock certificates will be cleared of any restrictive legends on our receipt of evidence of sale pursuant to the resale prospectus that is reasonably satisfactory to us in accordance with customary requirements of our transfer agent.  Satisfactory evidence may consist of a resale affidavit or letter of advice respecting compliance with the resale prospectus requirements by the selling stockholder or the broker-dealer effecting the sale.

Following the effective date of any such registration statement, Geo Point Nevada intends to seek public quotations of its common stock on the OTC Markets, Inc. “Pink Sheets” or the Over the Counter Bulletin Board (the “OTCBB”); however, no assurance can be given that it will be successful in doing so, and it presently has no arrangement or understanding with any registered broker-dealer to file a Form 211 with the Financial Industry Regulatory Authority, Inc. (“FINRA”) to seek such quotations.  There is also no assurance that if any such public quotations of its common stock are granted, that any viable public trading market result or become established, nor that these shares will become eligible for deposit with the Depository Trust Company (the “DTC”), which would make any market that may commence or develop be even less viable or liquid.

Our stockholders will not have to relinquish any of their stockholdings in the Company to receive the stock dividend in Geo Point Nevada or to provide any consideration for the shares of Geo Point Nevada they will receive in the Spin-Off.  From and after the Spin-Off date, stockholders of the Company on the Record Date will become stockholders of Geo Point Nevada common stock, and their rights as stockholders of the Company will continue.  Geo Point Nevada will conduct the business operations of the Environmental and Engineering Divisions formerly conducted by us; and we will continue to conduct our remaining business operations, primarily consisting of our oil refining facility in Karatau, Kazakhstan.

The Spin-Off may have a negative effect on the present public market for the Company’s shares, which is not an “established trading market,” because the Spin-Off will reduce the assets and revenue of the Company.  Our shares are presently quoted on the OTCBB under the trading symbol “GNNC,” and the Spin-Off is not expected to have any other material adverse affect on the quotation of our shares on the OTCBB.

Geo Point Nevada

Forward-Looking Statements

This Information Statement includes forward-looking statements based on management’s beliefs, assumptions and plans for the future, information currently available to management and other statements that are not historical in nature.  Forward-looking statements include statements in which words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” estimate,” “consider,” or similar expressions are used.  These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions, including among others: a general economic downturn, a downturn in the securities markets, regulations that affect trading in the securities of “penny stocks,” and other risks and uncertainties.

Our future results and stockholder values may differ materially from those expressed in these forward-looking statements.  Many of the factors that will determine these results and values are beyond our ability to control or predict.  We may be required to update these forward-looking statements from time to time as circumstances change.

References to “we,” “our” or “us” and words of similar import under this heading refer to “Geo Point Nevada,” unless the context implies otherwise.

Business

The Environmental and Engineering Divisions comprised the initial operations of the Company at its inception, and were commenced as a “DBA” by the Company’s founder, William C. Lachmar, our President and sole director, in 1997.  The business operations of the Environmental Division are primarily comprised of services related to identifying any recognized environmental condition (“REC”) as provided by the federal, state or local governmental agencies and any potential lender that may be seeking a security interest in subject properties.  If an REC is identified to exist, then we will provide the project management and engineering necessary to remediate the property and bring it back into regulatory compliance.  Examples of products of concern when they are inadvertently inoculated into the shallow subsurface soils or groundwater are gasoline, diesel fuel, dry cleaning fluid, rocket fuel, arsenic, mercury, lead and other toxic substances.

The Engineering Division has provided consulting and compliance services for new utility installation and general site erosion control for housing tracts and updating service station underground storage tanks and dispensing systems to comply with continually changing California Air Resources Board (“CARB”) regulations.  These services mostly comprise subsurface trench work where underground utilities are installed such as electrical, fiber optic, water and gas.  Other engineering services are for gasoline service stations where updated monitoring equipment must be installed or the monitoring equipment shows an error code that needs to be corrected before the gas station can begin to pump gas again, or more crash posts must be installed around a propane tank, dispenser island or similar setting.

These Divisions’ services generally include:

Construction and Emergency Response

Demolition, Remediation and Restoration

Subsurface Investigation

Water and Wastewater Treatment

Engineering and Environmental Consulting

Environmental Permitting and Compliance

Litigation Support

We are a California General Engineering, Construction and Hazardous Materials Contractor (Lic.# 920887).

The Environmental and Engineering Divisions’ revenues represented approximately 27% of the Company’s revenues for the fiscal year ended March 31, 2012.  See the heading “Financial Statements” below.

The technology underlying the License Agreement (the “HI Technology”), which is related to petroleum geology, has not been promoted to customers and requires substantial research and development of hydrocarbon-indicating methods and technology.  No funds were expended for research and development of the HI Technology during the fiscal years ended March 31, 2012, and 2011.  We intend to use our proprietary HI Technology to become a technology leader in oil and gas exploration services.  As we enter the commercialization stage of the HI Technology development, we must acquire projects and business opportunities that build the credibility of the HI Technology and develop our ability to deliver quality oil and gas exploration prospect areas.  Substantial additional funding will be required for research and development respecting the efficacy of the HI Technology to locate oil and gas prospect areas.

Geo Point Nevada intends to continue the business operations previously conducted by the Company through the Environmental and Engineering Divisions, along with attempting to fund additional research of the HI Technology, as to which no assurance can be given.

Our competitors include most large and well funded entities whose businesses and subsidiaries focus solely on the industries in which we will be operating.  In this respect, we are at a distinct disadvantage to these competitors.  Our  services may be limited to smaller projects by reason of our limited financial resources.  We believe our competitive position in this industry as a whole is not presently significant.

We do not advertise our services in any publications, and we rely primarily on past customers for repeat business, including large property management companies, wholesale fuel distributors and automobile dealers, among others, for referrals.

We do not maintain any hazardous chemicals on-site, and we utilize in our remediation services are shipped directly to the impacted site from the supplier of chemicals, with all the proper manifests by a certified Hazardous Materials transporter.  These chemicals are available from a wide array of suppliers.

We store no materials that require us to maintain any permits.

We do not hold any patents; however, we have proprietary technology applications related to our HI Technology.

We have no real suppliers of products other than some environmental hand held equipment that is competitively marketed by numerous distributors, and there is little chance that any equipment that is necessary to conduct our environmental services would not be available to rent or purchase.

We have two main subcontractors that are almost always a part of any Environmental services conducted by us, which are the drillers and sample analysis laboratories; however, there are numerous companies that provide these services, and we would always be able to subcontract these services to others because the drilling and sample analysis businesses are very competitive, along with the prices for these services.  We do not anticipate any adverse effect if our main subcontractors ceased operations.  There are many other subcontractors that would be available to provide these services.  Our current principal subcontractors are ASTECH Environmental Services, Inc., a drilling contractor, and Alpha Scientific Corporation, a laboratory analysis subcontractor.

We have only one employee, Mr. Lachmar, our President and sole director; our services are subcontracted, with the supervision of Mr. Lachmar.

Facilities

Our facilities are located at 1306 E. Edinger Ace, #C, Santa Ana, California 92705.  Our telephone and facsimile Nos. are, respectively, (714) 665-8777; and (714) 665-8778.  These facilities consist of approximately 800 square feet of office space, 2,000 square feet of work shop and 2,000 square feet of fenced and protected yard space, all leased on a month-to-month basis, for a total of $1,000.  These facilities are shared with one of our suppliers of drilling and soil samples for our Environmental Division’s remediation business operations.

Legal Proceedings

The Environmental and Engineering Divisions are not a party to any pending legal proceeding.  To the knowledge of management, no federal, state or local governmental agency is presently contemplating any proceeding against us. No director, executive officer or affiliate of ours or owner of record or beneficially of more than 5% of our common stock is a party adverse to us or has a material interest adverse to us in any proceeding.

Market for Common Stock

Our common stock has never been publicly quoted, and there will be no public market for our shares immediately following the Spin-Off.  Once we have filed a registration statement with the SEC, and the SEC has indicated to us that it has completed its review process and that it has no further comments on any such registration statement and the registration statement has been declared effective by the SEC or become effective by the passage of time, in the case of a Form 10 registration statement, we intend to submit for quotations of our common stock on the OTCBB or the Pink Sheets.  No assurance can be given that any market for our common stock will develop or be maintained.  For any market that develops for our common stock, the sale of restricted securities pursuant to Rule 144 of the SEC by members of our management or any other persons to whom any such securities may be issued in the future may have a substantial adverse impact on any such public market.

For additional information about any public market that may commence on our common stock, see the heading “the Spin-Off of Geo Point Nevada” above.

Rule 144

The following is a summary the terms and provisions of Rule 144, which is modified in its entirety by reference to Rule 144, which can be accessed in the SEC website at www.sec.gov:

	Affiliate or Person Selling on Behalf of an Affiliate	Non-Affiliate (and has not been an Affiliate During the Prior Three Months)
Restricted Securities of Reporting Issuers

During six-month holding period – no resales under Rule 144 Permitted.

After Six-month holding period – may resell in accordance with all Rule 144 requirements including:

•

Current public information,

•

Volume limitations,

•

Manner of sale requirements for equity securities, and

•

Filing of Form 144.

During six- month holding period – no resales under Rule 144 permitted.

After six-month holding period but before one year – unlimited public resales under Rule 144 except that the current public information requirement still applies.

After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Restricted Securities of Non-Reporting Issuers

During one-year holding period – no resales under Rule 144 permitted.

After one-year holding period – may resell in accordance with all Rule 144 requirements including:

•

Current public information,

•

Volume limitations,

•

Manner of sale requirements for equity securities, and

•

Filing of Form 144.

During one-year holding period – no resales under Rule 144 permitted. After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Approximate Number of Stockholders

Following the Spin-Off, we will have approximately 158 stockholders of record.

Dividends

We have not declared any cash dividends with respect to our common stock, and do not intend to declare dividends in the foreseeable future.  Our dividend policy cannot be ascertained with any certainty at this time because of our potential lack of any profitable operations.  There are no material restrictions limiting, or that are likely to limit, our ability to pay dividends.

Securities Authorized for Issuance under Equity Compensation Plans

We have no equity, incentive, pension or other compensatory plans that have or are presently contemplated to be adopted by our Board of Directors; however, we may adopt one or more of these equity compensation plans in the future to maintain or attract key personnel.

Recent Sales of Unregistered Securities

With the exception of the issuance of 1,000 shares of our common stock at inception to the Company in consideration of and subject to all liabilities and our indemnification of the Company from and against all liabilities of our Environmental and Engineering Divisions, we have not issued any other shares of our common stock.  The Board Resolutions provided for the forward split of the initial 1,000 shares issued in a ratio that would be equal to the number of outstanding shares of the Company so that the stock dividend of our common stock to the Company’s stockholders would be on a one (1) share for one (1) share basis.

The shares issued at our inception were issued pursuant to Section 4(2) of the Securities Act, which provides an exemption from the registration provisions of Section 5 of the Securities Act for “transactions by an issuer not involving a public offering.”  The Company is a Utah corporation.  Section 61-1-14(2)(i) of the Utah Uniform Securities Act exempts “an offer or sale of a preorganization certificate or subscription,” which is the method utilized by us in issuing our original shares to the Company.

We have had no other transactions in our shares.

Identification of Directors and Executive Officers

Our executive officers and directors and their respective ages, positions and biographical information are set forth below.

Name	Positions Held	Date of Election or Designation	Date of Termination or Resignation
William C. Lachmar	President Director and Treasurer	June 13, 2012	*
Jeffrey R. Brimhall	Secretary	June 13, 2012	*

*

Presently serve in the capacities indicated.

Background and Business Experience

William Lachmar

Mr. Lachmar currently serves as the Manager of the Environmental and Engineering Divisions of the Company and served as the President and a director of the Company from its inception in 1997 to his respective resignations from these positions on October 28, 2010, and March 29, 2010.  He also served as the Company’s CEO, CFO and

Secretary from May 9, 2006, until his resignations on March 29, 2010 (as CEO and CFO) and August 14, 2007 (Secretary).  Mr. Lachmar is a registered geologist in both California and Texas, and is a member of the American Association of Petroleum Geologists, the Association of Ground Water Scientists and Engineers, the Society of Environmental Geoscientists, and the Houston Geological Society.  Mr. Lachmar received a B.S. in geology from the University of California at Los Angeles in 1979. Mr. Lachmar is 56 years of age.

Jeffrey R. Brimhall

Mr. Brimhall currently serves as our Secretary and is a director of the Company.  He served as the CFO of the Company from March 29, 2010, until December 14, 2010.  Mr. Brimhall has several years of accounting and financial reporting experience.  He is currently a Financial Reporting Supervisor with Resolute Energy Corp. of Denver, Colorado, and was previously an audit supervisor and audit associate with Hein & Associates LLP and Grant Thornton LLP, respectively.  Mr. Brimhall earned his B.S. in Accounting from Brigham Young University in 2005 and is a Certified Public Accountant licensed in the State of Colorado. Mr. Brimhall is also a director Caspian Services, Inc.   Mr. Brimhall is 31 years of age.

Family Relationships

There are no family relationships between our directors and executive officers.

Involvement in Certain Legal Proceedings

During the past 10 years, neither Mr. Lachmar nor Mr. Brimhall: has filed a petition under federal bankruptcy laws or any state insolvency laws, nor had a receiver, fiscal agent or similar officer appointed by a court for either or any business either had an interest in or in which either was an executive officer at or within two years before the time of such filing; was convicted in a criminal proceeding or is named in a pending criminal proceeding (excluding traffic violations and other minor offenses); was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining either from any violations of any activity regulated by the Commodity Futures Trading Commission, FINRA or any other self regulatory agency, the SEC, the banking or savings and loan industries or the insurance industry or engaging in any type of business practice; or was found by a court of competent jurisdiction in a civil action by the SEC, the Commodity Future Trading Commission or other agency or person to have violated any federal or state securities, commodities, banking regulation or law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated.

Stock Ownership of Management

Neither Mr. Lachmar nor Mr. Brimhall are Record Date stockholders of the Company; hence, neither will participate in the stock dividend on the Spin-Off; however, we may adopt one or more of equity compensation plans in the future to maintain or attract key personnel, and either or both of these persons would be qualified to participate in any such plans.  See the subheading “Securities Authorized for Issuance under Equity Compensation Plans” above.

Stock Ownership of Principal Stockholders

See the caption “Principal Stockholders of the Company” below for information on the principal stockholders of the Company and the number of and percentage of the shares of common stock each will own in Geo Point Nevada following the Spin-Off.

Executive Compensation

William C. Lachmar received compensation as the Manager of the Company’s Environmental and Engineering Divisions of $30,000 during the fiscal year ended March 31, 2012; and $20,353 during the fiscal year ended March 31, 2011.  We anticipate that Mr. Lachmar will receive approximately the same compensation that he was paid in fiscal 2012 in fiscal 2013.

Jeffrey R. Brimhall was not compensated for his services to the Company as a director or as its Secretary in fiscal 2012 or fiscal 2011; and there are no present arrangements or understandings with Mr. Brimhall regarding payment of compensation for his services as our Secretary during fiscal 2013.

Description of Securities

We are authorized to issue 110,000,000 shares, divided into 100,000,000 shares of common stock, $0.001 par value per share; and 10,000,000 shares of preferred stock, $0.001 par value per share, with the rights, privileges and preferences of the preferred stock to be set by our Board of Directors under the Nevada Revised Statutes.

The authority of our Board of Directors with respect to designating the rights, privileges and preferences of each class or series of preferred stock shall include, but not be limited to, the number of shares of each class or series; the stated or par value, if different; dividends, if any, and related priorities; voting rights, if any; conversion or exchange privileges, if any; redemption rights, if any; whether to establish a sinking fund for redemption or purchase and the amount of any such sinking fund; benefits that my set conditions or limit our ability to incur debt, issue additional shares, declare dividends or purchase our shares; the rights, if any, in the event of involuntary liquidation, dissolution or winding up our company; and any other rights determined by the Board of Directors to be in the best interests of the corporation and its stockholders.

The holders of our common stock are entitled to one vote per share on each matter submitted to a vote at a meeting of our stockholders.  Our stockholders have no pre-emptive rights to acquire additional shares of our common stock or other securities; nor shall our stockholders be entitled to vote cumulatively in the election of directors or for any other purpose.  Our common stock is not subject to redemption rights and carries no subscription or conversion rights.  All shares of our common stock now outstanding are fully paid and non-assessable, and will continue to be such on the completion of the Spin-Off.

Indemnification of Directors and Officers

Under the 78.751 of the Nevada Revised Statutes, a corporation has the power to indemnify any person who is made a party to any civil, criminal, administrative or investigative proceeding, other than an action by or in the right of the corporation, by reason of the fact that such person was a director, officer, employee or agent of the corporation, against expenses, including reasonable attorneys’ fees, judgments, fines and amounts paid in settlement of any such actions; provided, however, in any criminal proceeding, the indemnified person shall have had no reason to believe the conduct committed was unlawful.

Articles of Incorporation

Article XI of our Articles of Incorporation provides:

“The Corporation shall, to the fullest extent permitted by the GCLN, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.”

Bylaws

Our Bylaws also grant us similar powers of indemnification, including the right to obtain insurance to cover director and officer and other indemnified persons.

The “GCLN” refers to the General Corporation Law of the State of Nevada.  The provisions in our Articles of Incorporation and our Bylaws are consistent with Section 78.751 of the General Corporation Law of the State of Nevada.

Financial Statements

See the caption “FINANCIAL STATEMENTS” below.

DISSENTERS’ RIGHTS

There are no dissenters’ rights applicable to the matters covered by the Board Resolutions.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

Management and Principal Stockholders

The following tables sets forth the names, addresses and stockholdings of each person who owns of record, or was known by us to own beneficially, 5% or more of our common stock currently issued and outstanding; the name and stockholdings of each director; and the stockholdings of all executive officers and directors as a group, all as of the date hereof.  Unless otherwise indicated, all shares consist of common stock, and all such shares are owned beneficially and of record by the named person or group as of the Record Date:

Ownership of Principal Shareholders

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Gafur Kassymov Kapal St. 144 Taraz City, Kasakhstan	10,000,000	33.3%
Total		10,000,000	33.3%

Security Ownership of Management

Ownership of Officers and Directors

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner(1)	Percent of Class
Common Stock	Gafur Kassymov Kapal St. 144 Tarax City, Kazakhstan	10,000,000	33.3%
Common Stock	Jeffrey R. Brimhall 2319 Foothill Drive, Suite 160 Salt Lake City, Utah 84109	0	0
Common Stock	Jeffrey T. Jenson 2319 Foothill Drive, Suite 160 Salt Lake City, Utah 84109	16,000(2)	*
Total (three persons)		10,016,000	33.3%

*

Less than 1%.

(1)

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days.  Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person.  Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person.  At the present time there are no outstanding options or warrants.

(2)

Shares of common stock are held by Jeffrey T. Jensen, his wife, Casey Jensen, or JTJ Holdings LLC, CLJ Holdings LLC, Data System Innovations, and Jensen Consulting Group LLC, of which he and his spouse are members and/or managers.

STATE LAW REQUIREMENTS

With the exception of the following, the stock dividend and the Spin-Off is not required to be registered or filed with any state regulatory agency.

Utah Law

Section 61-1-13(bb)(F) of the Utah Uniform Securities Act (the “Utah Securities Act”) provides that “ a dividend of a security of another issuer is an offer or sale” of a security; since the Company is not the “issuer” of the stock dividend that comprises shares of its wholly-owned subsidiary, Geo Point Nevada, the Spin-Off is subject to registration or the availability of an exemption from registration under the Utah Securities Act.  There are approximately 25 Record Date Utah residents who are stockholders of the Company.  The Utah Division of Securities policy statement on spin-offs of publicly-held companies requires that there be (i) a valid business purpose for the spin-off; and that (ii) the newly spun-off company registers the securities with the SEC under the Exchange Act under a Form 10 registration statement.  It is the intention of Geo Point Nevada to register the Spin-Off shares with the SEC as indicated herein.  The Utah Division of Securities requires us to request an exemption from the registration requirements of the Utah Securities Act or to register the stock dividend.  We have filed a request with the Utah Division of Securities for a Discretionary Exemption pursuant to Section 61-1-14(2)(v) to exempt the Spin-Off in accordance with its policy statement.

FINANCIAL STATEMENTS

(to be filed when 10-K of the Company is filed)

Filed herewith beginning at page F-1 are the audited consolidated financial statements of the Company for the fiscal years ended March 31, 2012 and 2011.

Filed herewith beginning at page F-__ are the unaudited pro-forma financial statements of Geo Point Technologies, Inc. and Geo Point Resources, Inc. that reflect the Spin-Off of Geo Point Nevada and appropriate adjustments for the fiscal years ended March 31, 2012 and 2011.

Pro-Forma Financial Statements reflecting the Spin-Off and Appropriate Adjustments	Page

Pro-Forma Condensed Combined Balance Sheet as of September 30, 2010	F-
Pro-Forma Condensed Combined Statements of Operations for the
Six Months Ended September 30, 2010	F-
Pro-Forma Condensed Combined Statements of Operations for the
Year Ended March 31, 2010	F-
Notes to Unaudited Pro-Forma Condensed Combined Financial Statements	F-

BY ORDER OF THE BOARD OF DIRECTORS

Date: June 27, 2012	/s/ Jeffrey Jenson
Jeffrey Jenson, President